FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2015 THIRD QUARTER RESULTS
MILPITAS, Calif., April 23, 2015 - KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its third quarter of fiscal year 2015, which ended on March 31, 2015, and reported GAAP net income of $132 million and GAAP earnings per diluted share of $0.81 on revenues of $738 million.
“KLA-Tencor delivered solid results in the third quarter,” said Rick Wallace, President and Chief Executive Officer of KLA-Tencor. “As the market leader in process control, we believe our technology leadership and strong product portfolio create a unique opportunity for KLA-Tencor to benefit from the 3D device and multi-patterning industry transitions currently underway in the industry, and deliver long-term value for our customers and stockholders.”

GAAP Results
	Q3 FY 2015	Q2 FY 2015	Q3 FY 2014
Revenues	$738 million	$676 million	$832 million
Net Income	$132 million	$20 million	$204 million
Earnings per Diluted Share	$0.81	$0.12	$1.21

Non-GAAP Results
	Q3 FY 2015	Q2 FY 2015	Q3 FY 2014
Net Income	$137 million	$113 million	$206 million
Earnings per Diluted Share	$0.84	$0.68	$1.23
KLA-Tencor also announced a plan to reduce its global employee workforce by up to 10 percent to streamline its organization and business processes in response to changing customer requirements in its industry. The goal of this reduction is to enable continued innovation and direct KLA-Tencor’s resources toward its best opportunities. KLA-Tencor expects to substantially complete the employee reduction by the end of the first quarter of fiscal year 2016, but the timing of certain employee reductions may vary by country, based on local legal requirements.
A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restructuring, severance and other charges and debt extinguishment loss and recapitalization charges. KLA-Tencor will discuss the results for its fiscal year 2015 third quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com.
Forward-Looking Statements: Statements in this press release other than historical facts, such as statements regarding KLA-Tencor’s ability to benefit from its market leadership position, the anticipated size of KLA-Tencor’s global employee workforce reduction and the expected timing of the completion of such employee reduction, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; KLA-Tencor’s ability to successfully manage its costs; market acceptance of KLA-Tencor’s existing and newly issued products; changing customer demands; industry transitions; the costs and delays related to compliance with U.S. and international labor laws and other applicable laws, including the notification procedures required thereby; and the disruption resulting from the employee reduction and its potential impact on KLA-Tencor’s relationships with customers and vendors. For other factors that m ay cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2014, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.
About KLA-Tencor:
KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, LED and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for more than 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)
Use of Non-GAAP Financial Information:
The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.
To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	March 31, 2015	June 30, 2014
ASSETS
Cash, cash equivalents and marketable securities	$2,339,785	$3,152,637
Accounts receivable, net	631,608	492,863
Inventories	632,353	656,457
Other current assets	363,365	284,873
Land, property and equipment, net	321,081	330,263
Goodwill	335,291	335,355
Purchased intangibles, net	15,548	27,697
Other non-current assets	263,189	258,519
Total assets	$4,902,220	$5,538,664
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$103,189	$103,422
Deferred system profit	146,355	147,923
Unearned revenue	58,295	59,176
Current portion of long-term debt	37,500	—
Other current liabilities	631,276	585,090
Total current liabilities	976,615	895,611
Non-current liabilities:
Long-term debt	3,199,299	747,919
Unearned revenue	52,500	57,500
Other non-current liabilities	179,865	168,288
Total liabilities	4,408,279	1,869,318
Stockholders’ equity:
Common stock and capital in excess of par value	534,330	1,220,504
Retained earnings	(2,582)	2,479,113
Accumulated other comprehensive income (loss)	(37,807)	(30,271)
Total stockholders’ equity	493,941	3,669,346
Total liabilities and stockholders’ equity	$4,902,220	$5,538,664

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three months ended March 31,		Nine months ended March 31,
(In thousands, except per share amounts)	2015	2014	2015	2014
Revenues:
Product	$565,181	$670,083	$1,545,663	$1,716,006
Service	173,278	161,516	512,054	479,059
Total revenues	738,459	831,599	2,057,717	2,195,065
Costs and operating expenses:
Costs of revenues	320,282	342,826	891,962	906,297
Engineering, research and development	124,583	134,161	401,777	401,021
Selling, general and administrative	98,608	93,449	305,125	288,691
Total costs and operating expenses	543,473	570,436	1,598,864	1,596,009
Income from operations	194,986	261,163	458,853	599,056
Interest expense and other, net	28,532	9,917	67,991	31,201
Loss on extinguishment of debt and other, net	—	—	131,669	—
Income before income taxes	166,454	251,246	259,193	567,855
Provision for income taxes	34,816	47,665	35,054	113,831
Net income	$131,638	$203,581	$224,139	$454,024
Net income per share:
Basic	$0.81	$1.22	$1.37	$2.73
Diluted	$0.81	$1.21	$1.36	$2.70
Cash dividends declared per share (including a special cash dividend of $16.50 per share declared during the three months ended December 31, 2014)	$0.50	$0.45	$18.00	$1.35
Weighted-average number of shares:
Basic	161,559	166,253	163,494	166,184
Diluted	162,794	167,989	164,930	168,355

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	March 31,
(In thousands)	2015	2014
Cash flows from operating activities:
Net income	$131,638	$203,581
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,510	20,614
Asset impairment charges	1,698	—
Non-cash stock-based compensation expense	12,767	12,723
Excess tax benefit from equity awards	(398)	(657)
Net gain on sale of marketable securities and other investments	(60)	(281)
Changes in assets and liabilities, net of impact of acquisition of business:
Decrease (increase) in accounts receivable, net	(1,213)	16,598
Decrease (increase) in inventories	23,745	(14,738)
Decrease in other assets	20,096	48,463
Decrease in accounts payable	(5,054)	(20,818)
Decrease in deferred system profit	(21,732)	(70,008)
Increase in other liabilities	60,420	42,250
Net cash provided by operating activities	242,417	237,727
Cash flows from investing activities:
Acquisition of non-marketable securities	—	(1,345)
Acquisition of business	—	(18,000)
Capital expenditures, net	(10,326)	(18,220)
Purchase of available-for-sale securities	(339,580)	(359,299)
Proceeds from sale of available-for-sale securities	223,438	202,650
Proceeds from maturity of available-for-sale securities	181,151	60,035
Purchase of trading securities	(9,383)	(20,939)
Proceeds from sale of trading securities	13,765	22,521
Net cash provided by (used in) investing activities	59,065	(132,597)
Cash flows from financing activities:
Repayment of debt	(9,375)	—
Issuance of common stock	175	13,334
Tax withholding payments related to vested and released restricted stock units	(1,990)	(2,347)
Common stock repurchases	(168,670)	(59,880)
Payment of dividends to stockholders	(82,250)	(74,805)
Excess tax benefit from equity awards	398	657
Net cash used in financing activities	(261,712)	(123,041)
Effect of exchange rate changes on cash and cash equivalents	(2,743)	752
Net increase (decrease) in cash and cash equivalents	37,027	(17,159)
Cash and cash equivalents at beginning of period	584,865	793,382
Cash and cash equivalents at end of period	$621,892	$776,223
Supplemental cash flow disclosures:
Income taxes paid, net	$8,101	$9,636
Interest paid	$4,341	$135
Non-cash activities:
Purchase of land, property and equipment - investing activities	$2,255	$4,103
Dividends payable - financing activities	$41,412	$—

KLA-Tencor Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share amounts)
Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Nine months ended
		March 31, 2015	December 31, 2014	March 31, 2014	March 31, 2015	March 31, 2014
GAAP net income		$131,638	$20,268	$203,581	$224,139	$454,024
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	3,928	3,832	3,828	11,758	11,596
Restructuring, severance and other related charges	b	3,636	3,299	—	10,992	3,239
Debt extinguishment loss and recapitalization charges	c	—	134,147	—	134,147	—
Income tax effect of non-GAAP adjustments	d	(1,840)	(48,720)	(1,193)	(52,099)	(4,642)
Non-GAAP net income		$137,362	$112,826	$206,216	$328,937	$464,217
GAAP net income per diluted share		$0.81	$0.12	$1.21	$1.36	$2.70
Non-GAAP net income per diluted share		$0.84	$0.68	$1.23	$1.99	$2.76
Shares used in diluted shares calculation		162,794	165,317	167,989	164,930	168,355
Pre-tax impact of items included in Condensed Consolidated Unaudited Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Debt extinguishment loss and recapitalization charges	Total pre-tax GAAP to non-GAAP adjustments
Three months ended March 31, 2015
Costs of revenues	$2,507	$211	$—	$2,718
Engineering, research and development	700	680	—	1,380
Selling, general and administrative	721	2,745	—	3,466
Total in three months ended March 31, 2015	$3,928	$3,636	$—	$7,564
Three months ended December 31, 2014
Costs of revenues	$2,577	$—	$—	$2,577
Engineering, research and development	700	1,289	—	1,989
Selling, general and administrative	555	2,010	2,478	5,043
Loss on extinguishment of debt and other, net	—	—	131,669	131,669
Total in three months ended December 31, 2014	$3,832	$3,299	$134,147	$141,278
Three months ended March 31, 2014
Costs of revenues	$1,921	$—	$—	$1,921
Engineering, research and development	836	—	—	836
Selling, general and administrative	1,071	—	—	1,071
Total in three months ended March 31, 2014	$3,828	$—	$—	$3,828

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition related charges includes amortization of intangible assets associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets are appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of these expenses allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other related charges include costs associated with employee severance and other exit costs, impairment of certain long-lived assets. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c.
Debt extinguishment loss and recapitalization charges include a pre-tax loss on early extinguishment of debt related to the 6.900% Senior Notes due in 2018, net and certain other expenses incurred in connection with the leveraged recapitalization plan which was completed in the second quarter of the fiscal year ending June 30, 2015. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability and excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above as well as additional true up adjustment to the tax rate arising from the tax impacts associated with the pre-tax loss on extinguishment of debt that was recognized in the three months ended December 31, 2014. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.